Exhibit 99.2
MORGAN STANLEY
Financial Supplement - 2Q 2015
Table of Contents
Page #

1	…………….	Quarterly Consolidated Financial Summary
2	…………….	Quarterly Consolidated Income Statement Information
3	…………….	Quarterly Consolidated Financial Information and Statistical Data
4	…………….	Quarterly Consolidated Loans and Lending Commitments Financial Information
5	…………….	Quarterly Institutional Securities Income Statement Information
6	…………….	Quarterly Institutional Securities Financial Information and Statistical Data
7	…………….	Quarterly Wealth Management Income Statement Information
8	…………….	Quarterly Wealth Management Financial Information and Statistical Data
9	…………….	Quarterly Investment Management Income Statement Information
10	…………….	Quarterly Investment Management Financial Information and Statistical Data
11	…………….	Quarterly U.S. Bank Supplemental Financial Information
12	…………….	Quarterly Consolidated Return on Equity Financial Information
13	…………….	Quarterly Earnings Per Share Summary
14	…………….	End Notes
15	…………….	Definition of Performance Metrics and GAAP to Non-GAAP Measures
16	…………….	Legal Notice

MORGAN STANLEY
Quarterly Consolidated Financial Summary
(unaudited, dollars in millions, except for per share data)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	June 30, 2015	Mar 31, 2015	June 30, 2014	Mar 31, 2015	June 30, 2014	June 30, 2015	June 30, 2014	Change
Net revenues
Institutional Securities	$5,172	$5,458	$4,248	(5%)	22%	$10,630	$8,925	19%
Wealth Management	3,875	3,834	3,702	1%	5%	7,709	7,311	5%
Investment Management	751	669	705	12%	7%	1,420	1,457	(3%)
Intersegment Eliminations	(55)	(54)	(47)	(2%)	(17%)	(109)	(89)	(22%)
Net revenues	$9,743	$9,907	$8,608	(2%)	13%	$19,650	$17,604	12%

Income (loss) from continuing operations before tax
Institutional Securities	$1,622	$1,813	$960	(11%)	69%	$3,435	$2,376	45%
Wealth Management	885	855	763	4%	16%	1,740	1,449	20%
Investment Management	220	187	209	18%	5%	407	477	(15%)
Intersegment Eliminations	0	0	0	--	--	0	0	--
Income (loss) from continuing operations before tax	$2,727	$2,855	$1,932	(4%)	41%	$5,582	$4,302	30%

Net Income (loss) applicable to Morgan Stanley
Institutional Securities	$1,087	$1,750	$1,290	(38%)	(16%)	$2,837	$2,253	26%
Wealth Management	561	535	467	5%	20%	1,096	888	23%
Investment Management	159	109	142	46%	12%	268	263	2%
Intersegment Eliminations	0	0	0	--	--	0	0	--
Net Income (loss) applicable to Morgan Stanley	$1,807	$2,394	$1,899	(25%)	(5%)	$4,201	$3,404	23%

Financial Metrics:

Earnings per diluted share from continuing operations	$0.85	$1.18	$0.92	(28%)	(8%)	$2.03	$1.66	22%
Earnings per diluted share	$0.85	$1.18	$0.92	(28%)	(8%)	$2.03	$1.66	22%

Earnings per diluted share from continuing operations excluding DVA	$0.79	$1.14	$0.89	(31%)	(11%)	$1.93	$1.59	21%
Earnings per diluted share excluding DVA	$0.79	$1.14	$0.89	(31%)	(11%)	$1.93	$1.59	21%

Return on average common equity from continuing operations	9.9%	14.2%	11.3%			12.0%	10.2%
Return on average common equity	9.9%	14.1%	11.3%			12.0%	10.2%

Return on average common equity from continuing operations excluding DVA	9.1%	13.5%	10.7%			11.3%	9.6%
Return on average common equity excluding DVA	9.1%	13.5%	10.7%			11.3%	9.6%

Notes:	-	Refer to End Notes, Definition of Performance Metrics and GAAP to Non-GAAP Measures and Legal Notice on pages 14 - 16.

MORGAN STANLEY
Quarterly Consolidated Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	June 30, 2015	Mar 31, 2015	June 30, 2014	Mar 31, 2015	June 30, 2014	June 30, 2015	June 30, 2014	Change
Revenues:
Investment banking	$1,614	$1,357	$1,633	19%	(1%)	$2,971	$2,941	1%
Trading	2,973	3,650	2,516	(19%)	18%	6,623	5,478	21%
Investments	261	266	227	(2%)	15%	527	586	(10%)
Commissions and fees	1,158	1,186	1,138	(2%)	2%	2,344	2,354	--
Asset management, distribution and admin. fees	2,742	2,681	2,621	2%	5%	5,423	5,170	5%
Other	297	171	206	74%	44%	468	500	(6%)
Total non-interest revenues	9,045	9,311	8,341	(3%)	8%	18,356	17,029	8%

Interest income	1,386	1,484	1,250	(7%)	11%	2,870	2,593	11%
Interest expense	688	888	983	(23%)	(30%)	1,576	2,018	(22%)
Net interest	698	596	267	17%	161%	1,294	575	125%
Net revenues	9,743	9,907	8,608	(2%)	13%	19,650	17,604	12%
Non-interest expenses:
Compensation and benefits	4,405	4,524	4,200	(3%)	5%	8,929	8,506	5%

Non-compensation expenses:
Occupancy and equipment	351	342	358	3%	(2%)	693	719	(4%)
Brokerage, clearing and exchange fees	487	463	458	5%	6%	950	901	5%
Information processing and communications	438	415	411	6%	7%	853	835	2%
Marketing and business development	179	150	165	19%	8%	329	312	5%
Professional services	598	486	531	23%	13%	1,084	984	10%
Other	558	672	553	(17%)	1%	1,230	1,045	18%
Total non-compensation expenses	2,611	2,528	2,476	3%	5%	5,139	4,796	7%

Total non-interest expenses	7,016	7,052	6,676	(1%)	5%	14,068	13,302	6%

Income (loss) from continuing operations before taxes	2,727	2,855	1,932	(4%)	41%	5,582	4,302	30%
Income tax provision / (benefit) from continuing operations (1)	894	387	15	131%	*	1,281	800	60%
Income (loss) from continuing operations	1,833	2,468	1,917	(26%)	(4%)	4,301	3,502	23%
Gain (loss) from discontinued operations after tax	(2)	(5)	0	60%	*	(7)	(1)	*
Net income (loss)	$1,831	$2,463	$1,917	(26%)	(4%)	$4,294	$3,501	23%
Net income applicable to nonredeemable noncontrolling interests	24	69	18	(65%)	33%	93	97	(4%)
Net income (loss) applicable to Morgan Stanley	1,807	2,394	1,899	(25%)	(5%)	4,201	3,404	23%
Preferred stock dividend / Other	142	80	79	78%	80%	222	135	64%
Earnings (loss) applicable to Morgan Stanley common shareholders	$1,665	$2,314	$1,820	(28%)	(9%)	$3,979	$3,269	22%

Pre-tax profit margin	28%	29%	22%			28%	24%
Compensation and benefits as a % of net revenues	45%	46%	49%			45%	48%
Non-compensation expenses as a % of net revenues	27%	26%	29%			26%	27%
Effective tax rate from continuing operations (1)	32.8%	13.6%	0.8%			22.9%	18.6%

Notes:	-	Refer to End Notes, Definition of Performance Metrics and GAAP to Non-GAAP Measures and Legal Notice on pages 14 - 16.

MORGAN STANLEY
Quarterly Consolidated Financial Information and Statistical Data
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	June 30, 2015	Mar 31, 2015	June 30, 2014	Mar 31, 2015	June 30, 2014	June 30, 2015	June 30, 2014	Change

Regional revenues
Americas	$6,777	$6,930	$6,132	(2%)	11%	$13,707	$12,714	8%
EMEA (Europe, Middle East, Africa)	1,436	1,762	1,498	(19%)	(4%)	3,198	2,920	10%
Asia	1,530	1,215	978	26%	56%	2,745	1,970	39%
Consolidated net revenues	$9,743	$9,907	$8,608	(2%)	13%	$19,650	$17,604	12%

Worldwide employees	55,795	56,087	56,142	(1%)	(1%)

Deposits	$139,203	$135,815	$117,695	2%	18%
Assets	$825,253	$829,099	$826,568	--	--
Risk-weighted assets	$419,500	$438,964	$418,054	(4%)	--
Global liquidity reserve	$188,214	$194,687	$191,847	(3%)	(2%)
Long-term debt outstanding	$158,089	$155,545	$149,483	2%	6%
Maturities of long-term debt outstanding (next 12 months)	$27,208	$24,229	$16,594	12%	64%

Common equity	$67,518	$66,642	$65,735	1%	3%
Less: Goodwill and intangible assets	(9,740)	(9,657)	(9,731)	(1%)	--
Tangible common equity	$57,778	$56,985	$56,004	1%	3%

Preferred equity	$7,520	$7,520	$5,020	--	50%
Junior subordinated debt issued to capital trusts	$2,863	$4,873	$4,876	(41%)	(41%)

Period end common shares outstanding	1,956	1,971	1,965	(1%)	--
Book value per common share	$34.52	$33.80	$33.46
Tangible book value per common share	$29.54	$28.91	$28.51

Common Equity Tier 1 capital Advanced (Transitional)	$58,661	$57,342	$58,144	2%	1%
Tier 1 capital Advanced (Transitional)	$65,727	$64,746	$64,533	2%	2%

Common Equity Tier 1 capital ratio Advanced (Transitional)	14.0%	13.1%	13.9%
Common Equity Tier 1 capital ratio Advanced (Fully Phased-in)	12.5%	11.6%	12.3%
Tier 1 capital ratio Advanced (Transitional)	15.7%	14.7%	15.4%
Tier 1 leverage ratio Advanced (Transitional)	7.9%	7.8%	7.8%
Supplementary Leverage Ratio (Transitional)	5.6%	5.5%	5.1%
Supplementary Leverage Ratio (Fully Phased-in)	5.3%	5.1%	4.6%

Notes:	-	Refer to End Notes, Definition of Performance Metrics and GAAP to Non-GAAP Measures and Legal Notice on pages 14 - 16.

MORGAN STANLEY
Quarterly Consolidated Loans and Lending Commitments Financial Information
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:
	June 30, 2015	Mar 31, 2015	June 30, 2014	Mar 31, 2015	June 30, 2014

Institutional Securities
Corporate lending funded loans (1)	$15.7	$14.8	$15.8	6%	(1%)

Corporate lending commitments (2)	$88.2	$89.1	$92.5	(1%)	(5%)

Corporate Lending Loans and Lending Commitments (3)	$103.9	$103.9	$108.3	--	(4%)

Other funded loans	$28.5	$25.3	$21.9	13%	30%

Other lending commitments	$6.8	$4.0	$4.3	70%	58%

Other Loans and Lending Commitments (4)	$35.3	$29.3	$26.2	20%	35%

Institutional Securities Loans and Lending Commitments (5)	$139.2	$133.2	$134.5	5%	3%

Wealth Management

Funded loans	$43.8	$40.0	$31.3	10%	40%

Lending commitments	$5.9	$5.4	$4.4	9%	34%

Wealth Management Loans and Lending Commitments (6)	$49.7	$45.4	$35.7	9%	39%

Consolidated Loans and Lending Commitments	$188.9	$178.6	$170.2	6%	11%

Notes:	-	Refer to End Notes, Definition of Performance Metrics and GAAP to Non-GAAP Measures and Legal Notice on pages 14 - 16.

MORGAN STANLEY
Quarterly Institutional Securities Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	June 30, 2015	Mar 31, 2015	June 30, 2014	Mar 31, 2015	June 30, 2014	June 30, 2015	June 30, 2014	Change
Revenues:
Investment banking	$1,440	$1,173	$1,432	23%	1%	$2,613	$2,568	2%
Trading	2,785	3,422	2,257	(19%)	23%	6,207	4,964	25%
Investments	16	112	62	(86%)	(74%)	128	171	(25%)
Commissions and fees	683	673	629	1%	9%	1,356	1,307	4%
Asset management, distribution and admin. fees	69	76	66	(9%)	5%	145	147	(1%)
Other	212	90	108	136%	96%	302	299	1%
Total non-interest revenues	5,205	5,546	4,554	(6%)	14%	10,751	9,456	14%

Interest income	723	870	758	(17%)	(5%)	1,593	1,639	(3%)
Interest expense	756	958	1,064	(21%)	(29%)	1,714	2,170	(21%)
Net interest	(33)	(88)	(306)	63%	89%	(121)	(531)	77%
Net revenues	5,172	5,458	4,248	(5%)	22%	10,630	8,925	19%

Compensation and benefits	1,897	2,026	1,722	(6%)	10%	3,923	3,575	10%
Non-compensation expenses	1,653	1,619	1,566	2%	6%	3,272	2,974	10%
Total non-interest expenses	3,550	3,645	3,288	(3%)	8%	7,195	6,549	10%

Income (loss) from continuing operations before taxes	1,622	1,813	960	(11%)	69%	3,435	2,376	45%
Income tax provision / (benefit) from continuing operations (1)	511	6	(344)	*	*	517	82	*
Income (loss) from continuing operations	1,111	1,807	1,304	(39%)	(15%)	2,918	2,294	27%
Gain (loss) from discontinued operations after tax	(2)	(5)	(3)	60%	33%	(7)	(5)	(40%)
Net income (loss)	1,109	1,802	1,301	(38%)	(15%)	2,911	2,289	27%
Net income applicable to nonredeemable noncontrolling interests	22	52	11	(58%)	100%	74	36	106%
Net income (loss) applicable to Morgan Stanley	$1,087	$1,750	$1,290	(38%)	(16%)	$2,837	$2,253	26%

Pre-tax profit margin	31%	33%	23%			32%	27%
Compensation and benefits as a % of net revenues	37%	37%	41%			37%	40%

Notes:	-	Refer to End Notes, Definition of Performance Metrics and GAAP to Non-GAAP Measures and Legal Notice on pages 14 - 16.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Institutional Securities
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	June 30, 2015	Mar 31, 2015	June 30, 2014	Mar 31, 2015	June 30, 2014	June 30, 2015	June 30, 2014	Change

Investment Banking
Advisory revenues	$423	$471	$418	(10%)	1%	$894	$754	19%
Underwriting revenues
Equity	489	307	489	59%	--	796	804	(1%)
Fixed income	528	395	525	34%	1%	923	1,010	(9%)
Total underwriting revenues	1,017	702	1,014	45%	--	1,719	1,814	(5%)

Total investment banking revenues	$1,440	$1,173	$1,432	23%	1%	$2,613	$2,568	2%

Sales & Trading
Equity	$2,342	$2,293	$1,826	2%	28%	$4,635	$3,581	29%
Fixed Income & Commodities	1,377	2,003	1,061	(31%)	30%	3,380	2,791	21%
Other	(215)	(213)	(241)	(1%)	11%	(428)	(485)	12%
Total sales & trading net revenues	$3,504	$4,083	$2,646	(14%)	32%	$7,587	$5,887	29%

Investments & Other
Investments	$16	$112	$62	(86%)	(74%)	$128	$171	(25%)
Other	212	90	108	136%	96%	302	299	1%
Total investments & other revenues	$228	$202	$170	13%	34%	$430	$470	(9%)

Institutional Securities net revenues	$5,172	$5,458	$4,248	(5%)	22%	$10,630	$8,925	19%

Average Daily 95% / One-Day Value-at-Risk ("VaR")
Primary Market Risk Category ($ millions, pre-tax)
Interest rate and credit spread	$35	$32	$31
Equity price	$23	$18	$18
Foreign exchange rate	$12	$11	$9
Commodity price	$16	$17	$19

Aggregation of Primary Risk Categories	$50	$44	$43

Credit Portfolio VaR	$12	$16	$11

Trading VaR	$54	$47	$48

Notes:	For the periods noted below, sales and trading net revenues included positive revenue related to DVA as follows:
June 30, 2015: Total QTD: $182 million; Fixed Income & Commodities: $110 million; Equity: $72 million
March 31, 2015: Total QTD: $125 million; Fixed Income & Commodities: $100 million; Equity: $25 million
June 30, 2014: Total QTD: $87 million; Fixed Income & Commodities: $50 million; Equity: $37 million
June 30, 2015: Total YTD: $307 million; Fixed Income & Commodities: $210 million; Equity: $97 million
June 30, 2014: Total YTD: $213 million; Fixed Income & Commodities: $126 million; Equity: $87 million
	-	Refer to End Notes, Definition of Performance Metrics and GAAP to Non-GAAP Measures and Legal Notice on pages 14 - 16.

MORGAN STANLEY
Quarterly Wealth Management Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	June 30, 2015	Mar 31, 2015	June 30, 2014	Mar 31, 2015	June 30, 2014	June 30, 2015	June 30, 2014	Change
Revenues:
Investment banking	$186	$192	$213	(3%)	(13%)	$378	$394	(4%)
Trading	196	232	267	(16%)	(27%)	428	542	(21%)
Investments	13	2	2	*	*	15	6	150%
Commissions and fees	490	526	511	(7%)	(4%)	1,016	1,051	(3%)
Asset management, distribution and admin. fees	2,174	2,115	2,054	3%	6%	4,289	4,062	6%
Other	79	78	78	1%	1%	157	141	11%
Total non-interest revenues	3,138	3,145	3,125	--	--	6,283	6,196	1%

Interest income	782	737	616	6%	27%	1,519	1,197	27%
Interest expense	45	48	39	(6%)	15%	93	82	13%
Net interest	737	689	577	7%	28%	1,426	1,115	28%
Net revenues	3,875	3,834	3,702	1%	5%	7,709	7,311	5%

Compensation and benefits	2,200	2,225	2,185	(1%)	1%	4,425	4,352	2%
Non-compensation expenses	790	754	754	5%	5%	1,544	1,510	2%
Total non-interest expenses	2,990	2,979	2,939	--	2%	5,969	5,862	2%

Income (loss) from continuing operations before taxes	885	855	763	4%	16%	1,740	1,449	20%
Income tax provision / (benefit) from continuing operations	324	320	296	1%	9%	644	561	15%
Income (loss) from continuing operations	561	535	467	5%	20%	1,096	888	23%
Gain (loss) from discontinued operations after tax	0	0	0	--	--	0	0	--
Net income (loss)	561	535	467	5%	20%	1,096	888	23%
Net income applicable to nonredeemable noncontrolling interests	-	-	-	--	--	-	-	--
Net income (loss) applicable to Morgan Stanley	$561	$535	$467	5%	20%	$1,096	$888	23%

Pre-tax profit margin	23%	22%	21%			23%	20%
Compensation and benefits as a % of net revenues	57%	58%	59%			57%	60%

Notes:	-	Refer to End Notes, Definition of Performance Metrics and GAAP to Non-GAAP Measures and Legal Notice on pages 14 - 16.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Wealth Management
(unaudited)

	Quarter Ended			Percentage Change From:
	June 30, 2015	Mar 31, 2015	June 30, 2014	Mar 31, 2015	June 30, 2014

Bank deposit program (billions) (1)	$132	$135	$127	(2%)	4%

Wealth Management Metrics

Wealth Management representatives	15,771	15,915	16,316	(1%)	(3%)

Annualized revenue per representative (000's)	$978	$959	$905	2%	8%

Client assets (billions)	$2,034	$2,047	$2,002	(1%)	2%
Client assets per representative (millions)	$129	$129	$123	--	5%
Client liabilities (billions)	$58	$54	$45	7%	29%

Fee based asset flows (billions)	$13.9	$13.3	$12.5	5%	11%
Fee-based client account assets (billions)	$813	$803	$762	1%	7%
Fee-based assets as a % of client assets	40%	39%	38%

Retail locations	618	621	636	--	(3%)

Notes:	-	Refer to End Notes, Definition of Performance Metrics to GAAP and Non-GAAP Measures and Legal Notice on pages 14 - 16.

MORGAN STANLEY
Quarterly Investment Management Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	June 30, 2015	Mar 31, 2015	June 30, 2014	Mar 31, 2015	June 30, 2014	June 30, 2015	June 30, 2014	Change
Revenues:
Investment banking	$-	$-	$1	--	*	$-	$5	*
Trading	(6)	3	(6)	*	--	(3)	(26)	88%
Investments (1)	232	152	163	53%	42%	384	409	(6%)
Commissions and fees	0	0	0	--	--	0	0	--
Asset management, distribution and admin. fees	522	514	528	2%	(1%)	1,036	1,014	2%
Other	9	5	26	80%	(65%)	14	66	(79%)
Total non-interest revenues	757	674	712	12%	6%	1,431	1,468	(3%)

Interest income	0	1	1	*	*	1	2	(50%)
Interest expense	6	6	8	--	(25%)	12	13	(8%)
Net interest	(6)	(5)	(7)	(20%)	14%	(11)	(11)	--
Net revenues	751	669	705	12%	7%	1,420	1,457	(3%)

Compensation and benefits	308	273	293	13%	5%	581	579	--
Non-compensation expenses	223	209	203	7%	10%	432	401	8%
Total non-interest expenses	531	482	496	10%	7%	1,013	980	3%

Income (loss) from continuing operations before taxes	220	187	209	18%	5%	407	477	(15%)
Income tax provision / (benefit) from continuing operations	59	61	63	(3%)	(6%)	120	157	(24%)
Income (loss) from continuing operations	161	126	146	28%	10%	287	320	(10%)
Gain (loss) from discontinued operations after tax	0	0	3	--	*	0	4	*
Net income (loss)	161	126	149	28%	8%	287	324	(11%)
Net income applicable to nonredeemable noncontrolling interests	2	17	7	(88%)	(71%)	19	61	(69%)
Net income (loss) applicable to Morgan Stanley	$159	$109	$142	46%	12%	$268	$263	2%

Pre-tax profit margin	29%	28%	30%			29%	33%
Compensation and benefits as a % of net revenues	41%	41%	42%			41%	40%

Notes:	-	Refer to End Notes, Definition of Performance Metrics and GAAP to Non-GAAP Measures and Legal Notice on pages 14 - 16.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Investment Management
(unaudited)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	June 30, 2015	Mar 31, 2015	June 30, 2014	Mar 31, 2015	June 30, 2014	June 30, 2015	June 30, 2014	Change

Net Revenues (millions)
Traditional Asset Management	$431	$439	$449	(2%)	(4%)	$870	$898	(3%)
Merchant Banking and Real Estate Investing (1)	320	230	256	39%	25%	550	559	(2%)
Total Investment Management	$751	$669	$705	12%	7%	$1,420	$1,457	(3%)

Assets under management or supervision (billions)

Net flows by asset class (2)
Traditional Asset Management
Equity	$(4.4)	$(2.0)	$1.1	(120%)	*	$(6.4)	$3.9	*
Fixed Income	(0.3)	1.1	0.0	*	*	0.8	(0.7)	*
Liquidity	0.7	2.8	6.9	(75%)	(90%)	3.5	9.2	(62%)
Alternatives	0.6	0.1	0.8	*	(25%)	0.7	2.6	(73%)
Managed Futures	0.0	(0.3)	(0.3)	*	*	(0.3)	(0.5)	40%
Total Traditional Asset Management	(3.4)	1.7	8.5	*	*	(1.7)	14.5	*

Merchant Banking and Real Estate Investing	(0.6)	(0.4)	(1.2)	(50%)	50%	(1.0)	(1.4)	29%
Total net flows	$(4.0)	$1.3	$7.3	*	*	$(2.7)	$13.1	*

Assets under management or supervision by asset class (3)
Traditional Asset Management
Equity	$137	$141	$150	(3%)	(9%)
Fixed Income	64	65	62	(2%)	3%
Liquidity	132	131	121	1%	9%
Alternatives	37	36	35	3%	6%
Managed Futures	3	3	3	--	--
Total Traditional Asset Management	373	376	371	(1%)	1%

Merchant Banking and Real Estate Investing	30	30	28	--	7%
Total Assets Under Management or Supervision	$403	$406	$399	(1%)	1%
Share of minority stake assets	$7	$7	$7	--	--

Notes:	-	Refer to End Notes, Definition of Performance Metrics and GAAP to Non-GAAP Measures and Legal Notice on pages 14 - 16.

MORGAN STANLEY
Quarterly U.S. Bank Supplemental Financial Information
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:
	June 30, 2015	Mar 31, 2015	June 30, 2014	Mar 31, 2015	June 30, 2014

U.S. Bank assets	$156.2	$153.6	$132.1	2%	18%

U.S. Bank investment securities portfolio (1)	$52.9	$58.3	$56.5	(9%)	(6%)

Wealth Management U.S. Bank Data
Securities-based lending and other loans	$25.3	$22.8	$18.4	11%	37%
Residential real estate loans	18.4	16.9	12.7	9%	45%
Total Securities-based and residential loans	$43.7	$39.7	$31.1	10%	40%

Institutional Securities U.S. Bank Data
Corporate Lending	$10.5	$10.1	$9.7	4%	8%
Other Lending:
Corporate loans	10.8	9.4	5.9	15%	83%
Wholesale real estate loans	9.6	9.0	4.9	7%	96%
Total other funded loans	$20.4	$18.4	$10.8	11%	89%
Total corporate and other funded loans	$30.9	$28.5	$20.5	8%	51%

Notes:	-	Refer to End Notes, Definition of Performance Metrics and GAAP to Non-GAAP Measures and Legal Notice on pages 14 - 16.

MORGAN STANLEY
Quarterly Consolidated Return on Equity Financial Information
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	June 30, 2015	Mar 31, 2015	June 30, 2014	Mar 31, 2015	June 30, 2014	June 30, 2015	June 30, 2014	Change
Average Common Equity Tier 1 capital (1)
Institutional Securities	$33.3	$35.1	$32.5	(5%)	2%	$34.2	$31.0	10%
Wealth Management	4.9	3.9	5.5	26%	(11%)	4.5	5.3	(15%)
Investment Management	1.4	1.3	2.1	8%	(33%)	1.4	1.8	(22%)
Parent capital	18.5	16.4	16.8	13%	10%	17.3	18.1	(4%)
Firm	$58.1	$56.7	$56.9	2%	2%	$57.4	$56.2	2%

Average Common Equity (1)
Institutional Securities	$35.3	$37.0	$33.3	(5%)	6%	$36.1	$31.9	13%
Wealth Management	11.3	10.3	11.5	10%	(2%)	10.9	11.4	(4%)
Investment Management	2.3	2.3	3.1	--	(26%)	2.3	2.8	(18%)
Parent capital	18.3	16.0	16.7	14%	10%	17.0	17.8	(4%)
Firm	$67.2	$65.6	$64.6	2%	4%	$66.3	$63.9	4%

Return on average Common Equity Tier 1 capital (1)
Institutional Securities	12%	20%	15%			16%	14%
Wealth Management	42%	49%	32%			44%	31%
Investment Management	45%	34%	27%			39%	29%
Firm	11%	16%	13%			14%	12%

Return on average Common Equity (1)
Institutional Securities	11%	19%	15%			15%	14%
Wealth Management	18%	19%	15%			18%	15%
Investment Management	28%	19%	18%			24%	19%
Firm	10%	14%	11%			12%	10%

Notes:	-	Refer to End Notes, Definition of Performance Metrics and GAAP to Non-GAAP Measures and Legal Notice on pages 14 - 16.

MORGAN STANLEY
Quarterly Earnings Per Share
(unaudited, dollars in millions, except for per share data)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	June 30, 2015	Mar 31, 2015	June 30, 2014	Mar 31, 2015	June 30, 2014	June 30, 2015	June 30, 2014	Change

Income (loss) from continuing operations	$1,833	$2,468	$1,917	(26%)	(4%)	$4,301	$3,502	23%
Net income applicable to nonredeemable noncontrolling interests	24	69	18	(65%)	33%	93	97	(4%)
Income (loss) from continuing operations applicable to Morgan Stanley	1,809	2,399	1,899	(25%)	(5%)	4,208	3,405	24%
Less: Preferred Dividends	141	78	76	81%	86%	219	130	68%
Income (loss) from continuing operations applicable to Morgan Stanley, prior to allocation of income to Participating Restricted Stock Units	1,668	2,321	1,823	(28%)	(9%)	3,989	3,275	22%

Basic EPS Adjustments:
Less: Allocation of earnings to Participating Restricted Stock Units	1	2	3	(50%)	(67%)	3	5	(40%)
Earnings (loss) from continuing operations applicable to Morgan Stanley common shareholders	$1,667	$2,319	$1,820	(28%)	(8%)	$3,986	$3,270	22%

Gain (loss) from discontinued operations after tax	(2)	(5)	0	60%	*	(7)	(1)	*
Less: Gain (loss) from discontinued operations after tax applicable to noncontrolling interests	0	0	0	--	--	0	0	--
Gain (loss) from discontinued operations after tax applicable to Morgan Stanley	(2)	(5)	0	60%	*	(7)	(1)	*
Less: Allocation of earnings to Participating Restricted Stock Units	0	0	0	--	--	0	0	--
Earnings (loss) from discontinued operations applicable to Morgan Stanley common shareholders	(2)	(5)	0	60%	*	(7)	(1)	*

Earnings (loss) applicable to Morgan Stanley common shareholders	$1,665	$2,314	$1,820	(28%)	(9%)	$3,979	$3,269	22%

Average basic common shares outstanding (millions)	1,919	1,924	1,928	--	--	1,922	1,926	--

Earnings per basic share:
Income from continuing operations	$0.87	$1.21	$0.94	(28%)	(7%)	$2.07	$1.70	22%
Discontinued operations	$-	$(0.01)	$-	*	--	$-	$-	--
Earnings per basic share	$0.87	$1.20	$0.94	(28%)	(7%)	$2.07	$1.70	22%

Earnings (loss) from continuing operations applicable to Morgan Stanley common shareholders	$1,667	$2,319	$1,820	(28%)	(8%)	$3,986	$3,270	22%

Earnings (loss) from discontinued operations applicable to Morgan Stanley common shareholders	(2)	(5)	0	60%	*	(7)	(1)	*

Earnings (loss) applicable to Morgan Stanley common shareholders	$1,665	$2,314	$1,820	(28%)	(9%)	$3,979	$3,269	22%

Average diluted common shares outstanding and common stock equivalents (millions)	1,960	1,963	1,969	--	--	1,962	1,969	--

Earnings per diluted share:
Income from continuing operations	$0.85	$1.18	$0.92	(28%)	(8%)	$2.03	$1.66	22%
Discontinued operations	$-	$-	$-	--	--	$-	$-	--
Earnings per diluted share	$0.85	$1.18	$0.92	(28%)	(8%)	$2.03	$1.66	22%

Notes:	-	Refer to End Notes, Definitions of Performance Metrics to GAAP and Non-GAAP Measures and Legal Notice on pages 14 - 16.

MORGAN STANLEY
End Notes

Page 2:
(1)
In the quarter ended March 31, 2015, income tax provision / (benefit) from continuing operations included a net discrete tax benefit of $564 million primarily associated with the repatriation of non-U.S. earnings at a cost lower than originally estimated due to an internal restructuring to simplify the Firm's legal entity organization in the U.K., reported in the Institutional Securities business segment.  In the quarter ended June 30, 2014, income tax provision / (benefit) from continuing operations included a net discrete tax benefit of $609 million principally related to the remeasurement of reserves and related interest due to new information regarding the status of a multi-year tax authority examination.

Page 4:
(1)	For the quarters ended June 30, 2015, March 31, 2015 and June 30, 2014 the percentage of Institutional Securities corporate funded loans by credit rating was as follows:
- % investment grade: 45%, 43% and 40%
- % non-investment grade: 55%, 57% and 60%
(2)	For the quarters ended June 30, 2015, March 31, 2015 and June 30, 2014 the percentage of Institutional Securities corporate lending commitments by credit rating was as follows:
- % investment grade: 70%, 72% and 74%
- % non-investment grade: 30%, 28% and 26%
(3)
On June 30, 2015, March 31, 2015 and June 30, 2014, the "event-driven" portfolio of loans and lending commitments to non-investment grade borrowers were $12.1 billion, $13.2 billion and $13.2 billion, respectively.

(4)
The Institutional Securities business segment engages in other lending activity.  These activities include commercial and residential mortgage lending, asset-backed lending, corporate loans purchased in the secondary market, financing extended to equities and commodities customers, and loans to municipalities.

(5)
For the quarters ended June 30, 2015, March 31, 2015 and June 30, 2014, Institutional Securities recorded a provision for credit losses (release) of $2.2 million, $26.0 million and $13.1 million, respectively, related to funded loans and $(28.7) million, $36.5 million and $11.1 million related to unfunded commitments, respectively.

(6)
For the quarters ended June 30, 2015, March 31, 2015 and June 30, 2014, Wealth Management recorded a provision for credit losses of $1.6 million, $0.4 million and $1.2 million, respectively, related to funded loans and there was no material provision recorded related to the unfunded commitments for each of the quarterly periods presented.

Page 5:
(1)
In the quarter ended March 31, 2015, income tax provision / (benefit) from continuing operations included a net discrete tax benefit of $564 million primarily associated with the repatriation of non-U.S. earnings at a cost lower than originally estimated due to an internal restructuring to simplify the Firm's legal entity organization in the U.K.  In the quarter ended June 30, 2014, income tax provision / (benefit) from continuing operations included a net discrete tax benefit of $612 million principally related to the remeasurement of reserves and related interest due to new information regarding the status of a multi-year tax authority examination.

Page 8:
(1)	For the quarters ended March 31, 2015 and June 30, 2014, approximately $130 billion and $109 billion, respectively, of the assets in the bank deposit program are attributable to Morgan Stanley.

Page 9:
(1)
The quarters ended June 30, 2015, March 31, 2015 and June 30, 2014 include investment gains (losses) for certain funds included in the Firm's consolidated financial statements.  The limited partnership interests in these gains were reported in net income (loss) applicable to noncontrolling interests.

Page 10:
(1)
Real Estate Investing revenues within Merchant banking and Real Estate Investing includes gains or losses related to investments held by certain consolidated real estate funds.  These gains or losses are offset in net income (loss) applicable to noncontrolling interests.

(2)	Net Flows by region [inflow / (outflow)] for the quarters ended June 30, 2015, March 31, 2015 and June 30, 2014 were:
North America: $(1.1) billion, $(1.5) billion and $2.8 billion
International: $(2.9) billion, $2.8 billion and $4.5 billion
(3)	Assets under management or supervision by region for the quarters ended June 30, 2015, March 31, 2015 and June 30, 2014 were:
North America: $252 billion, $253 billion and $246 billion
International: $151 billion, $153 billion and $153 billion

Page 11:
(1)
For the quarters ended June 30, 2015, March 31, 2015 and June 30, 2014, the U.S. Bank investment securities portfolio owned held to maturity investment securities of $2.4 billion, $1.6 billion and $0 million, respectively.

Page 12:
(1)
In the quarter ended March 31, 2015, the returns on average Common Equity and average Common Equity Tier 1 Capital for Institutional Securities reflect the impact of a net discrete tax benefit of $564 million related to an internal restructuring to simplify the Firm's legal entity organization in the U.K.  In the quarter ended June 30, 2014, the returns on average Common Equity and average Common Equity Tier 1 Capital for Institutional Securities reflect the impact of a net discrete tax benefit of $609 million related related to the remeasurement of reserves and related interest due to new information regarding the status of a multi-year tax authority examination.

MORGAN STANLEY
Definition of Performance Metrics and GAAP to Non-GAAP Measures

GAAP vs. Non-GAAP Measures
(a)
From time to time, Morgan Stanley may disclose certain “non-GAAP financial measures” in the course of its earnings releases, earnings conference calls, financial presentations and otherwise.  For these purposes, “GAAP” refers to generally accepted accounting principles in the United States.  The Securities and Exchange Commission (SEC) defines a “non-GAAP financial measure” as a numerical measure of historical or future financial performance, financial positions, or cash flows that is subject to adjustments that effectively exclude, or include amounts from the most directly comparable measure calculated and presented in accordance with GAAP.  Non-GAAP financial measures disclosed by Morgan Stanley are provided as additional information to investors in order to provide them with greater transparency about, or an alternative method for assessing, our financial condition and operating results. These measures are not in accordance with, or a substitute for GAAP, and may be different from or inconsistent with non-GAAP financial measures used by other companies.  Whenever we refer to a non-GAAP financial measure, we will also generally define it or present the most directly comparable financial measure calculated and presented in accordance with GAAP, along with a reconciliation of the differences between the non-GAAP financial measure we reference and such comparable GAAP financial measure.  In addition to the following notes, please also refer to the Firm's second quarter earnings release footnotes for such definitions and reconciliations.

(b)
The following are considered non-GAAP financial measures: return on average common equity metrics, return on average common equity excluding DVA metrics and return on average Common Equity Tier 1 capital, Tangible Common Equity, Tangible book value per common share and pre-tax margin. These measures are calculated as follows:
     - The return on average common equity and the return on average common equity from continuing operations equal income applicable to Morgan Stanley in each case less preferred dividends as a percentage of average common equity.
     - The return on average common equity and the return on average common equity from continuing operations excluding DVA are adjusted for DVA in each case in the numerator and denominator.
     - The return on average Common Equity Tier 1 capital from continuing operations equals income applicable to Morgan Stanley less preferred dividends as a percentage of average Common Equity Tier 1 capital.
     - Tangible common equity equals common equity less goodwill and intangible assets net of allowable mortgage servicing rights deduction.
     - Tangible book value per common share equals tangible common equity divided by period end common shares outstanding.
     - Pre-tax profit margin percentages represent income from continuing operations before income taxes as a percentage of net revenues.

(c)
Results for the quarters ended June 30, 2015, March 31, 2015 and June 30, 2014, include positive revenue of $182 million, $125 million and $87 million, respectively, related to the change in the fair value of certain of the Firm's long-term and short-term borrowings resulting from the fluctuation in the Firm's credit spreads and other credit factors (Debt Valuation Adjustment, DVA).

(d)
The pro forma fully phased-in Common Equity Tier 1 risk-based capital ratio and pro forma fully phased-in Supplementary Leverage Ratio are non-GAAP financial measures that the Company considers to be useful measures for evaluating compliance with new regulatory capital requirements that have not yet become effective.  Supplementary leverage ratio equals Tier 1 capital (calculated under U.S. Basel III transitional rules) divided by the total supplementary leverage exposure.  For information on the calculation of regulatory capital and ratios for prior periods, please refer to Part 2, Item 7 "Regulatory Requirements" in Morgan Stanley's Annual Report on Form 10-K for the year ended December 31, 2014 and Part 1, item 2 "Regulatory Requirements" in Morgan Stanley's Quarterly Report on Form 10-Q for the quarter ended March 31, 2015.

Definitions and notes on financial performance metrics
(a)	Book value per common share equals common equity divided by period end common shares outstanding.
(b)
Firmwide regional revenues reflect the Firm's consolidated net revenues on a managed basis. Further discussion regarding the geographic methodology for net revenues is disclosed in Note 21 to the consolidated financial statements included in the Firm's Annual Report on Form 10-K for the year ended December 31, 2014.

(c)
As a U.S. Basel III Advanced Approach banking organization, the Firm is required to compute risk-based capital ratios using both (i) standardized approaches for calculating credit risk weighted assets (“RWAs”) and market risk RWAs (the “Standardized Approach”); and (ii) an advanced internal ratings-based approach for calculating credit risk RWAs, an advanced measurement approach for calculating operational risk RWAs, and an advanced approach for market risk RWAs calculated under Basel III (the “Advanced Approach”). To implement a provision of the Dodd-Frank Act, U.S. Basel III subjects Advanced Approach banking organizations that have been approved by their regulators to exit the parallel run, such as the Firm, to a permanent “capital floor.”  In calendar year 2014, the capital floor resulted in the Firm's capital ratios being the lower of the capital ratios computed under the Advanced Approach the U.S. Basel I-based rules as supplemented by the market risk rules known as “Basel 2.5”. Beginning on January 1, 2015, the capital floor is the lower of the capital ratios computed under the Advanced Approach or the Standardized Approach under U.S. Basel III, taking into consideration applicable transitional provisions. As of June 30, 2015, the lower ratio is represented by U.S. Basel III Advanced Approach. These computations are preliminary estimates as of July 20, 2015 (the date of this release) and could be subject to revision in Morgan Stanley’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2015.  For information on the calculation of regulatory capital and ratios for prior periods, please refer to Part 2, Item 7 "Regulatory Requirements" in Morgan Stanley's Annual Report on Form 10-K for the year ended December 31, 2014 and Part 1, item 2 "Regulatory Requirements" in Morgan Stanley's Quarterly Report on Form 10-Q for the quarter ended March 31, 2015.

(d)
The global liquidity reserve, which is held within the bank and non-bank operating subsidiaries, is comprised of highly liquid and diversified cash and cash equivalents and unencumbered securities. Eligible unencumbered securities include U.S. government securities, U.S. agency securities, U.S. agency mortgage-backed securities, non-U.S. government securities and other highly liquid investment grade securities.

(e)	The Firm's goodwill and intangible balances are net of allowable mortgage servicing rights deduction.
(f)
Institutional Securities net income applicable to noncontrolling interests primarily represents the allocation to Mitsubishi UFJ Financial Group, Inc. of Morgan Stanley MUFG Securities Co., Ltd, which the Firm consolidates.

(g)
VaR represents the loss amount that one would not expect to exceed, on average, more than five times every one hundred trading days in the Firm's trading positions if the portfolio were held constant for a one-day period. Further discussion of the calculation of VaR and the limitations of the Firm's VaR methodology, is disclosed in Part II, Item 7A "Quantitative and Qualitative Disclosures about Market Risk"  included in the Firm's 2014 Form 10-K.

(h)	Annualized revenue per Wealth Management representative is defined as annualized revenue divided by average representative headcount.
(i)	Client assets per Wealth Management representative represents total client assets divided by period end representative headcount.
(j)	Wealth Management client liabilities reflect U.S. Bank lending and broker dealer margin activity.
(k)	Wealth Management fee-based client account assets represent the amount of assets in client accounts where the basis of payment for services is a fee calculated on those assets.
(l)	Wealth Management fee-based asset flows include net new fee-based assets, net account transfers, dividends, interest, and client fees and exclude cash management related activity.
(m)	The alternatives asset class within Traditional Asset Management includes a range of investment products such as funds of hedge funds, funds of private equity funds and funds of real estate funds.
(n)
Investment Management net flows include new commitments, investments or reinvestments, net of client redemptions, returns of capital post-fund investment period and dividends not reinvested; and excludes the impact of the transition of funds from their commitment period to the invested capital period.

(o)	The share of minority stake assets represents Investment Management's proportional share of assets managed by entities in which it owns a minority stake.
(p)	U.S. Bank refers to the Firm’s U.S. Bank operating subsidiaries Morgan Stanley Bank, N.A. and Morgan Stanley Private Bank, National Association and excludes transactions with affiliated entities.
(q)
The Institutional Securities U.S. Bank other lending data includes activities related to commercial and residential mortgage lending, asset-backed lending, corporate loans purchased in the secondary market, financing extended to equities and commodities customers, and loans to municipalities.

(r)
The Firm’s capital estimation and attribution to the business segments are based on the Required Capital framework, an internal capital adequacy measure which considers risk, leverage, potential losses from extreme stress events, and diversification under a going concern capital concept at a point in time.  The framework also takes into consideration regulatory capital requirements as well as capital required for organic growth, acquisitions and other business needs. For further discussion of the framework, refer to Part I, Item 2 "Regulatory Requirements" in Morgan Stanley's Quarterly Report on Form 10-Q for the quarter ended March 31, 2015.

(s)	Preferred stock dividend / other includes allocation of earnings to Participating Restricted Stock Units (RSUs).
(t)
The Firm calculates earnings per share using the two-class method as described under the accounting guidance for earnings per share.  For further discussion of the Firm's earnings per share calculations, see page 13 of the Financial Supplement and Note 14 to the consolidated financial statements in the Firm's Quarterly Report on Form 10-Q for the quarter ended March 31, 2015.

MORGAN STANLEY
Legal Notice

This Financial Supplement contains financial, statistical and business-related information, as well as business and segment trends.
The information should be read in conjunction with the Firm's second quarter earnings press release issued July 20, 2015.